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                                                                 EXHIBIT 10.9.2

                                STOCK PLEDGE AGREEMENT

    THIS STOCK PLEDGE AGREEMENT (the "Agreement") is made and entered into as of the 16th day of September, 1992, by and between JOHN W. BLEND, III, a Georgia resident ("Pledgor"), and THE SYSTEM WORKS, INC., a Georgia corporation ("Pledgee").

                                 W I T N E S S E T H:


    WHEREAS, pursuant to that certain Nonrecourse Loan Agreement of even date herewith by and between Pledgee and Pledgor (the "Loan Agreement"), Pledgee has loaned Pledgor Two Hundred Thirty Thousand and No/100 Dollars ($230,000.00), as evidenced by that certain Nonrecourse Promissory Note of even date herewith made by Pledgor payable to the order of Pledgee in the principal amount of Two Hundred Thirty Thousand and No/100 Dollars ($230,000.00) (the "Note");

    WHEREAS, as collateral security for Pledgor's obligations and indebtedness to Pledgee under the Loan Agreement and the Note (collectively, the "Obligations"), Pledgor has assigned his rights (the "Options"), arising under that certain Nonqualified Stock Option Agreement, dated as of July 29, 1988, by and between Pledgee and Pledgor, to acquire One Hundred Twelve Thousand Four Hundred Thirty (112,430) shares of Pledgee's One Cent ($.01) par value Class A common stock (the "Common Stock") pursuant to that certain Collateral Assignment and Agreement of even date herewith by and between Pledgee and Pledgor (the "Assignment"); and

    WHEREAS, Pledgor desires to pledge Thirty-Three Thousand Three Hundred Thirty-Three (33,333) shares (the "Shares") of Common Stock, and Pledgee has agreed to accept Pledgor's pledge of the Shares, as additional collateral and security for the Obligations;

    NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. OBLIGATIONS SECURED AND CREATION OF SECURITY INTEREST. Pledgor hereby grants Pledgee a first priority security interest in the Shares as collateral and security for the due and punctual payment of the Obligations. Pledgor herewith deposits the stock certificate representing the Shares (the "Certificate"), together with an executed stock power relating to the Certificate in form and substance satisfactory to Pledgee (the "Stock Power"), with Pledgee.

    2. REPRESENTATION AND WARRANTY OF PLEDGOR. Pledgor hereby represents and warrants to Pledgee that, as of the date hereof

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and at all times until the Obligations are paid in full, except as set forth herein or as approved by Pledgee, Pledgor has not made and will not make any pledge, assignment or transfer of any of the Shares and will not create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to the Shares.

    3. DIVIDENDS. Pledgor and Pledgee hereby agree that, unless and until an "Event of Default" (as defined in Section 4(a) hereof) shall occur, Pledgee shall retain any and all rights with respect to the Shares; provided, however, that all stock dividends issued on the Shares during the term of this Agreement shall become additional collateral and security for the due and punctual payment of the Obligations.

    4.   EVENTS OF DEFAULT.

         (a) The occurrence of any one or more of the following shall constitute an "Event of Default" hereunder:

              (i) a breach by Pledgor of any provision of this Agreement;

             (ii) the entry of a decree or order for relief by a court having jurisdiction over Pledgor in an involuntary case under federal bankruptcy law, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days;

            (iii) the commencement by Pledgor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law;

            (iv) Pledgor becomes insolvent or admits in writing his inability to pay his debts as they mature; or

             (v) an "Event of Default" under the Loan Agreement or the Assignment.

         (b) Upon the occurrence of an Event of Default, and subject to the terms and conditions set forth in Section 5.2 of the Loan Agreement, in addition to those rights and remedies available at law, in equity, granted herein or in any other agreement now or hereafter in effect between Pledgor and Pledgee, Pledgee's rights and remedies with respect to the Shares shall, in all respects, events and contingencies, be those of a secured party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect.

         (c) Pledgor agrees that any notice from Pledgee of any sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial

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Code or otherwise, shall constitute reasonable notice to Pledgor if such notice is personally delivered or mailed by regular or certified mail, postage prepaid, at least ten (10) days prior to such action, to Pledgor's principal residence or to any address which Pledgor has specified in writing to Pledgee as the address to which notices hereunder shall be given to Pledgor.

         (d) Pledgor agrees to pay all reasonable costs and expenses (including, without limitation, all court costs and reasonable attorney's fees) incurred by Pledgee in exercising any of its rights or remedies under this Agreement following the occurrence of an Event of Default hereunder.

    5. TERM. This Agreement shall remain in full force and effect until the Obligations are satisfied. At that time, both this Agreement and the pledge of the Shares hereunder shall terminate, and Pledgee shall immediately transfer and deliver the Certificate and the Stock Power to Pledgor or to whosoever shall be lawfully entitled to the same, with the Certificate marked "Terminated --Underlying Obligations Satisfied" and dated and signed by Pledgee.

    6. NO WAIVER. Pledgee shall not be deemed to have waived any of its rights or remedies arising hereunder or otherwise unless such waiver shall be contained in a writing executed by Pledgee. No delay on the part of Pledgee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right hereunder preclude any other or further exercise thereof or the exercise of any other power or right.

    7. MISCELLANEOUS. This Agreement shall not be modified or amended except through a writing signed by Pledgee and Pledgor. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Georgia. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement represents the full and complete understanding of the parties hereto with respect to the pledge of the Shares hereunder. All of the terms, covenants and conditions contained herein shall be binding upon and shall inure to the benefit of each of the parties hereto and their permitted heirs, successors and assignees.

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    IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Agreement under seal as of the day and year first above written.

                                  "Pledgor"



                                  /s/ John W. Blend, III          (SEAL)
                                  -----------------------------
                                  John W. Blend, III



                                  "Pledgee"

                                  THE SYSTEM WORKS, INC.


                                  By: /s/ David P. Welden
                                     --------------------------
                                    Its:  President


                                  Attest: /s/ Alice K. Welden
                                         --------------------------
                                    Its:  Secretary


                                            [CORPORATE SEAL]


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